SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 31, 2001
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                        Access Health Alternatives, Inc.
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             (Exact name of registrant as specified in its charter)



          Florida                    000-26445                 59-3542362
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 (State of incorporation            (Commission            (I.R.S. Employer
     or organization)               File Number)         Identification Number)



                2016 South Orange Avenue, Orlando Florida, 32806
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               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (407) 423-4799
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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On September 19, 2001, the Registrant was notified by the former shareholders of
Continua Health Services, Inc. a Delaware corporation and EMDx, Inc. a Georgia corporation (collectively referred to as "Continua/EMDx"), of its intention, in accordance with the Share Exchange Agreement of January 19, 2001, to return 500,000 shares of Access Health Alternatives, Inc. in exchange for ninety-one percent of the capital stock of Continua/EMDx held by the Registrant. Continua is a provider of technology services to the managed health care industry and is primarily focused on installing, managing, and operating computer management solutions. EMDx purchases health care diagnostic services and resells it to providers and managed care firms.

Under the terms of the share exchange agreement with Continua/EMDx, the former Continua and EMDx shareholders have the right to reacquire 91.9% of their Continua and EMDx shares in the event the Registrant was unable to raise a minimum of $8,000,000 or allocate a minimum of $1,800,000 for the implementation of the Continua/EMDx during the 270-day period commencing on the closing date of the Share Exchange Agreement.


ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR.
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On October 19, 2001, the Registrant's Board of Directors was presented and accepted the resignation of Richard D. Ekstrom as an office and director. Mr. Ekstrom's resignation letter is incorporated herein by reference and filed as
Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)               Exhibit.

 99               Resignation letter of Mr. Richard D. Ekstrom


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ACCESS HEALTH ALTERNATIVES
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                                            (Registrant)


Date: October 31, 2001                      /s/ Daniel J. Pavlik
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                                            Daniel J. Pavlik
                                            President, Chairman, and
                                            Chief Executive Officer



                                            /s/ Steven Miracle
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                                            Steven Miracle
                                            Chief Operating Officer


                                  EXHIBIT INDEX
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Exhibit
Number            Description
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 99               The Resignation Letter of Richard D. Ekstrom